As filed with the Securities and Exchange Commission on February 25, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-1209
                                    --------
                       Investment Company Act file number

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------
               (Exact name of registrant as specified in charter)

                         8401 WEST DODGE ROAD, SUITE 256
                         -------------------------------
                                 OMAHA, NE 68114
                                 ---------------
               (Address of principal executive offices) (Zip code)

                              EDSON L. BRIDGES III
                              --------------------
                         8401 WEST DODGE ROAD, SUITE 256
                         -------------------------------
                                 OMAHA, NE 68114
                                 ---------------
                     (Name and address of agent for service)

                                 (402) 397-4700
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31
                         -----------

Date of reporting period: JANUARY 1, 2004 - DECEMBER 31, 2004
                          -----------------------------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            [LOGO OF BRIDGES] BRIDGES
                                              INVESTMENT FUND, INC.

                                  FORTY-SECOND

                            ANNUAL SHAREHOLDER REPORT

                                      2004

    8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice:
              402.397.4700 fax: 402.397.8617 - www.bridgesfund.com

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               CONTENTS OF REPORT

     PAGES 1 - 5        SHAREHOLDER LETTER

     EXHIBIT 1          STATEMENT OF INCOME AND EXPENSES BY CALENDAR QUARTER
        PAGE 6          FOR THE YEAR ENDED DECEMBER 31, 2004

     EXHIBIT 2          HISTORICAL FINANCIAL INFORMATION
        PAGE 7

     EXHIBIT 3          PORTFOLIO TRANSACTIONS DURING THE PERIOD FROM OCTOBER 1,
        PAGES 8 - 9     2004 THROUGH DECEMBER 31, 2004

     EXHIBIT 4          REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES
        PAGE 10

     PAGE 13            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PAGES 14 - 25      AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED
                        DECEMBER 31, 2004

     MD&A 1 - 8         MANAGEMENT DISCUSSION AND ANALYSIS

                                IMPORTANT NOTICES
                                -----------------

Opinions expressed herein are those of Edson L. Bridges III and Edson L. Bridges II and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with lower price-to-book ratios and lower forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

The Citigroup Corporate 7-10 Year Index is an unmanaged composite of investment grade corporate bonds with maturities of between seven and ten years. You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Portfolio Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC, Distributor (2/05)

                          BRIDGES INVESTMENT FUND, INC.
                                256 DURHAM PLAZA
                              8401 WEST DODGE ROAD
                          OMAHA, NEBRASKA 68114 - 3453

                           TELEPHONE 402 - 397 - 4700
                           FACSIMILE 402 - 397 - 8617

                                                                February 4, 2005

Dear Shareholder:

Results
-------
      In 2004, Bridges Investment Fund, Inc. (BIF) had a total return of 8.30% based on a year-end 2003 net asset value of $31.04 per share and a 2004 net asset value of $33.31 per share and net investment income of $0.305 per share. Assuming a shareholder owned the Fund for an entire year and reinvested dividends on the payable dates, the compound total return for the year was 8.36%.

      The total returns for the Fund over the past five and ten years are summarized in the table below. This table includes comparable measurements for the Russell 1000 Growth Index and the Standard & Poor's 500 (S&P 500) Stock Index. Because the Fund also owns fixed income securities, the total returns for the Citigroup Corporate 7-10 Year Index are also included in the table below:

                     Yr. Over Yr. % Returns                      Yr. End Asset Allocation
                     ----------------------                      ------------------------
                 Russell              Citigroup Corporate
                  1000                     7-10 Yr.                           %              %
Year      BIF     Growth     S&P 500        Index            Year          Equities        Fixed
----      ---     ------     -------        -----            ----          --------        -----
2004      8.36      6.30       10.87         6.73            2004            90.4            9.6
2003     35.83     29.75       28.63         9.62            2003            90.6            9.4
2002    -25.14    -27.88      -22.10        10.30            2002            88.8           11.2
2001    -18.89    -20.42      -11.88         9.94            2001            82.7           17.3
2000    -14.09    -22.42       -9.10        10.83            2000            83.1           16.9

                                                                                   Citigroup
                                                          Russell                  Corporate
                                                           1000                     7-10 Yr.
As of 12/31/04                                   BIF      Growth       S&P 500       Index
--------------                                   ---      ------       -------     ---------
Three year compound % annual total return:       3.29      -0.18          3.58        8.86
Five year compound % annual total return:       -5.15      -9.28         -2.30        9.46
Ten year compound % annual total return:         9.90       9.58         12.05        8.76

Performance data stated above represents past performance. Past performance does not guarantee future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

     In 2004, equity returns were generally positive for the second straight year. The bulk of the stock market's gains came in November and December as oil prices declined and investors seemed to respond positively to the U.S. elections.

     More importantly, corporate profits in 2004 were strong and actually exceeded the price gains posted by the S&P 500 Index. The environment was also positive from the standpoint of inflation and interest rates, as inflation remained relatively subdued despite much higher energy prices in 2004 relative to 2003, and the interest rate on the 10-year U.S. Treasury Note finished the year essentially unchanged, declining from 4.25% at year-end 2003 to 4.22% at year-end 2004.

     The Fund's common stocks on balance posted excellent financial performance during 2004 and solid total return performance in our opinion, although the total return for the Fund's equities trailed both the portfolio's aggregate earnings growth and the total return of the S&P 500.

     Energy was the best performing sector in the portfolio during 2004 with a total return of 40%; the Fund's underweighting in the energy sector cost the portfolio approximately 1%-2% of potential return. We anticipate increasing the Fund's allocation to energy going forward, as we believe energy prices on balance will be higher over the next five years than they were over the past five years.

Shareholder Letter                     -2-                     February 4, 2005

     Company-specific problems at Cardinal Health Care, Marsh & McLennan, and Level 3 also combined to hurt the portfolio's return in 2004 (about 1.5% on a combined basis). We sold Cardinal and Marsh & McLennan during the year, as their declines were precipitated by events which called into question business practices and/or accounting practices which made estimating long-term value difficult. We continue to hold Level 3 equity, as we believe the company should see significant progress in 2005 in its efforts to grow its voice over internet protocol (VOIP) business.

     Finally, the Fund's allocation to fixed income, which averaged between 10%-12% of total portfolio assets during 2004, cost the Fund about 50 basis points or about 1/2 of 1% of return in 2004.

     Overall, the Fund's equities had a total return of 10.13% in 2004 versus total returns of 10.87% for the S&P 500 and 6.30% for the Russell 1000 Growth Index. The largest contributors to the Fund's total return during 2004 were Capital One, eBay, Altria, Harrah's, D.R. Horton, FedEx, and West. On a total return basis, the ten best performing stocks in the Fund during 2004 were Nucor (+88%), eBay (+80%), Qualcomm (+58%), Expeditors Intl. (+49%), Carnival (+46%),
FedEx (+46%), West (+42%), D.R. Horton (+41%), Capital One (+38%), and Harrah's (+37%).

     The following table summarizes the performance of the Fund's top ten common stockholdings:

               (2004 Results of the Fund's Top Ten Common Stocks)
               --------------------------------------------------

                             12/31/04      %         % of    Tot. Rtn.  Tot. Rtn.    EPS(1)      EPS(1)                  EPS(1) LT
No. of                         Fair        of      Tot. Net   % Chg      % Chg.    5 Yr. Hist.   % Chg.   P/E(2)  P/E(2)   Future
Shares   Company               Value    Equities    Assets     Qtr.      12 Mos.    Gr. Rate    04 Vs.03   2004    2005   Gr. Rate
------   -------               -----    --------    ------     ----     -------     --------    --------   ----    ----   --------
53,500   Capital One       $ 4,505,235     6.7%       6.1%     14.0%      37.4%        31%         31%     13.1    12.1      15%
60,000   Altria              3,666,000     5.5%       4.9%     29.9%      12.3%         7%          2%     13.0    11.9       9%
50,000   First Data          2,127,000     3.2%       2.9%     -2.2%       3.5%        20%         14%     19.8    17.4      15%
30,000   Johns.&Johns.       1,902,600     2.8%       2.6%     12.6%      22.8%        17%         16%     20.7    18.9      12%
30,000   Best Buy            1,782,600     2.7%       2.4%      9.6%      13.7%        22%         28%     24.4    20.2      15%
25,000   Wells Fargo         1,553,750     2.3%       2.1%      4.2%       5.5%        14%         13%     15.1    13.5      12%
30,000   Bank of America     1,409,700     2.1%       1.9%      8.4%      16.8%        12%          4%     12.7    11.7      10%
50,000   MBNA                1,409,500     2.1%       1.9%     11.9%      13.4%        20%         15%     13.8    12.3      13%
12,000   eBay                1,395,360     2.1%       1.9%     26.5%      80.1%       105%         55%     95.4    72.7      35%
20,000   Harrah's Ent.       1,337,800     2.0%       1.8%     26.3%      34.4%        19%         14%     20.3    18.4      15%
                             ---------    ----       ----
                           $21,090,265    31.5%      28.4%

         Total Equities    $66,992,408               90.2%
         Total Net Assets  $74,281,648

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
---------------------------------------------------

     (1) Earnings per share (EPS)
         Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. The sources of earnings per share for these calculations were actual numbers when available, and estimates in all other instances, from BASELINE Financial Services.

     (2) Price to Earnings (P/E) Ratio
         The Price to Earnings Ratio reflects the multiple of earnings at which a stock sells, and is calculated by dividing current price of the stock by the company's trailing 12 months' earnings per share.

     The Fund's total returns for the periods ending 12/31/04 placed it in the top 43rd, 16th, 28th, and 40th percentiles among 1,306, 1,039, 743 and 260 funds for the trailing one, three, five, and ten-year time frames, respectively, in Morningstar's large cap growth fund category. "Morningstar Rankings represent a fund's total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees."

Outlook for 2005
----------------

     We expect the investing climate in 2005 to be characterized by the following factors: 1) continued solid economic growth with Gross Domestic Product growing around 3.5%; 2) continued positive corporate earnings growth, although growth is likely to slow from the strong pace experienced in the Q3 2001 through Q4 2004 time frame; 3) higher interest rates, as we expect the yield on the

Shareholder Letter                     -3-                     February 4, 2005

10-year Treasury to finish 2005 around 5%, up from 4.3% currently; 4) higher inflation primarily due to higher energy prices; and 5) greater equity price volatility (2004 was a remarkably nonvolatile year, but we expect as the economy and earnings growth slow in the second half of 2005, increasing stock price volatility is a good bet).

     Equity valuations seem to be reasonable given our expectation of continued solid corporate earnings growth in 2005 (we expect a 7%-8% increase over 2004 earnings for the S&P 500 companies). We believe that if interest rates on the 10-year Treasury remain at or below 5% during 2005, fair value for the S&P 500 would be about 18-20x estimated earnings of $70 per share, or a range of 1260-1400. The midpoint of that range would be 1330, about 10% above the year-end S&P level of 1211. The average P/E for the S&P 500 over the past decade, excluding 1999 and 2000, which were outlier years for equity valuations, was 19x. The average 10-year Treasury yield over the 1994-2004 time frame was 5.5%, so in a sense, the market's valuation entering 2005 seems to be discounting a rise in interest rates during the year. If interest rates stay below 4.5% during 2005, equity returns could be better than the 7%-9% the consensus currently expects.

     In 2004, energy, utilities, and industrials were the best performing sectors in the market; smaller and mid-cap stocks significantly outperformed larger companies, and value materially outperformed growth as an investing style. Growth stocks are typically more volatile than value stocks, however, value stocks have a lower expected growth rate in earnings and sales. Consequently, equity valuations within the market seem compressed toward the middle in terms of market capitalization, quality, earnings growth, and style. Over the past 5 years, the Russell 1000 Value Index had a total return of 29.28% (cumulative return), versus a 38.60% (cumulative return) decline in the Russell 1000 Growth Index. In 2004, the Russell 1000 Value Index advanced 16.49%, versus a gain of 6.30% for the Russell 1000 Growth Index. Our sense is that companies with above-average long-term growth potential are currently valued at very reasonable levels over a three to five-year horizon, and we are currently finding a number of companies in the consumer discretion, health care, financial services, and business services sectors that have strong franchises, excellent long-term growth prospects, and attractive valuations.

     Large capitalization growth stocks generally underperformed the broader equity market in 2004 despite solid earnings growth; consequently, absolute valuations for that segment of the market seem reasonable, and relative valuations are toward the low end of historic ranges. At present, the Fund's equities have an average price/earnings multiple of 19.2x, with estimated year-over-year earnings growth of 11% and long-term earnings growth estimated on average to be 14%. This compares favorably to the current P/E of 16.9x for the S&P 500, which is expected to have 7% earnings growth in 2005 and 6%-8% average annual earnings growth over the next 3 to 5 years.

     We remain committed to owning strong companies with what we believe are excellent long-term growth prospects and attractive valuation characteristics in the Fund's portfolio, and we believe the Fund is well positioned going forward given the current valuation of its holdings and their potential for growth over the long run.

Financial Statements
--------------------

     Details regarding the Fund's Audited Financial Statements will appear in the Report of Independent Registered Public Accounting Firm, in the Schedule of Investments, in the Statement of Assets and Liabilities, in the Statement of Operations, in the Statements of Changes in Net Assets, in the Notes to the Financial Statements, and in the Financial Highlights.

Exhibits
--------

     Our audited financial statements are supplemented by four Exhibits that appear immediately after this letter. Exhibit 1 records the income and expenses of the Fund for each calendar quarter for 2004. Exhibit 2 sets forth the annual financial history of the Fund since 1963. Exhibit 3 itemizes the purchases, sales, and other transactions in the Fund's portfolio for the quarter that ended December 31, 2004, and Exhibit 4 provides a required report concerning the votes cast on matters that were acted upon at the last Annual Meeting of Shareholders.

Dividend
--------

     On October 12, 2004, the Board of Directors declared a quarterly dividend from the net investment income earned during the October-December Quarter of 2004 and from any undistributed net investment income that was earned during 2004. This dividend was declared to be payable on December 31, 2004, from net investment income that was accrued through December 31, 2004, to shareholders of record on December 30, 2004. This dividend resolution by the Board of Directors authorized the Chairman and the Treasurer to set the exact amount for the year-end payment. These officers of the Fund determined this dividend from interest and dividends to be $0.1225 per share at the close of business on December 30, 2004. The Board of Directors confirmed and ratified the $0.1225 per share dividend amount at their most recent regular meeting held on January 11, 2005. You may notice that this dividend

Shareholder Letter                     -4-                     February 4, 2005

amount is more than double the amount paid from the third quarter, 2004 net investment income on October 25, 2004. The primary reason for the higher dividend was the $3 per share special dividend paid by Microsoft Corporation. The Fund held 30,000 shares of Microsoft, which resulted in a total special dividend of $90,000 paid to the Fund. However, management does not expect this special dividend payment from Microsoft to be repeated in the future.

     The dividend payment date for the fourth quarter of 2004 was moved up earlier to December 31 compared to the dividend payment date of January 21 last year to establish a proposed new regime that will distribute the Fund's dividend at the end of each calendar quarter. This enables shareholders to receive their dividend payment three weeks earlier than in the past. The Board has also approved early payment of the first quarter dividend on March 31, 2005.

     The Fund's customary administrative practice is to distribute 100% of the net investment income each year. Federal tax law and regulations require a payout of at least 98% of the net investment income for any fiscal year in order to avoid taxation within the Fund's Statement of Operations. On December 31, 2004, the Chairman and the Treasurer elected to retain $4,120 of net investment income for 2004. This sum fell within the 2% of net investment income Federal safe harbor to avoid taxation. Management and the Board anticipate that the $4,120 amount will be included as a part of the next regular quarterly dividend payment.

Market Value Information
------------------------

     Investors who own Individual Retirement Accounts and Standard Retirement Plan accounts in the Fund have received the required disclosure of the market value of their account as of December 31, 2004 on their year-end statement. This information will be utilized in the filing of the Form 5498 and the Form 5500 EZ reports to the appropriate federal authorities for the 2004 fiscal year.

Annual Meeting and Proxy Statement
----------------------------------

     The Annual Meeting of Shareholders is scheduled to be held on March 22, 2005, at 11:00 a.m. at the offices of the Fund. Your presence at the Annual Meeting is requested by proxy or in person. The proxy statement and form is enclosed with this report, along with a postage paid, return addressed envelope for use in your participation in the Fund's governance process.

Financial Highlights
--------------------

     The Fund's performance data covering the past five years for Net Asset Value Per Share, Operations, Distributions, Total Return, and Ratio/Supplemental Data are shown on page 25. Please review these data to note the positive trend particularly in 2003 and 2004.

New Disclosure
--------------

     There are two new additions to our Financial Statements for the period ending December 31, 2004. The first one is titled "Expense Example" that is prepared on two bases: actual and hypothetical as shown on page 11. This example is structured on the last six month period of 2004. The second new item is also in two parts: "Allocation of Portfolio Holdings" in a pie chart graphic presentation, and "Components of Portfolio Holdings" listed by asset classifications on page 12.

A New Report Style
------------------

     This annual report carries an upgraded appearance compared to documents issued in prior years. To enhance the professional appearance of the cover page, we added a company logo and moved the table of contents and regulatory disclosures to the inside of the cover page. We moved the list of Fund directors, officers and service providers from the second page to the last page, where this information is typically located in most annual reports. Finally, we had the report bound and printed by sources outside the office. We were able to accomplish this at approximately the same expense to the Fund as in prior years. We hope you like our new look!

     Of course the substance of this annual report is more important than the form, and on that point little has changed. We still strive to communicate fully and clearly the information that is important to our shareholders.

Strategic Partner
-----------------

     In previous reports we have described the Fund's new relationship with U.S. Bancorp Fund Services, LLC ("USBFS") and its affiliates. We are pleased with the progress we have made in leveraging the significant resources that this strategic partner brings to

Shareholder Letter                     -5-                     February 4, 2005

the Fund. The primary purpose of entering into a business relationship with USBFS was to enhance the services to the Fund's shareholders. Since October of 2004 we have added, with USBFS' assistance, a new 24-Hour Voice Response telephone service that enables shareholders to retrieve account information such as current price of the Fund, account value, dividend and transaction information, and other information. USBFS helped us redesign the shareholder statements and this shareholders' report. We are also working with USBFS on a web site for the Fund that will provide Internet access to Fund documents and other information that should become available in the first quarter of 2005. UBSFS is also assisting us in creating and printing a Fact Sheet on the Fund that will be updated each quarter with the latest information on the Fund. The Fact Sheet should be a useful reference document for both current and prospective shareholders.

     While these enhancements from USBFS are or will be visible to shareholders, many components of these services are not visible to you. The Fund's management and Board of Directors will have access to a wealth of data on the Fund through USBFS' technology platform, which should assist them in making both short-term operating as well as long-term strategic decisions. Management and the Board should also benefit from USBFS' capabilities in monitoring the Fund's compliance with regulatory requirements and the sharing of their industry knowledge gained from working with numerous other mutual funds. One of the greatest benefits to the Fund is that by outsourcing activities that are not part of Bridges' core competencies, our investment professionals have more time to better focus on our most important core competency; managing investments!

Positive Viewpoints
-------------------

     Our 2,230,038 total shares outstanding at December 31, 2004 set another record high last year, and we are pleased that you helped us preserve our record for 42 consecutive years of never experiencing a net redemption status. This achievement is the result of high quality shareholders who have helped us build the Fund over four decades. Our contribution toward this record reflects the fact that the Board of Directors and management have been able to adhere to the long term investment policy and continue to improve investment returns and research skill sets. As the two principal officers in leadership, we are extremely grateful to everyone involved with our various successes for Bridges Investment Fund, Inc.

                                                        Sincerely,
                                                        /s/ Edson L. Bridges II
                                                        Edson L. Bridges II
                                                        Chairman

                                                        /s/ Edson L. Bridges III
                                                        Edson L. Bridges III
                                                        President

                                    Exhibit 1
                                    ---------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                        STATEMENT OF INCOME AND EXPENSES
                               BY CALENDAR QUARTER
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  March 31,    June 30,  September 30,   December 31,     Annual
                                                    2004        2004         2004           2004          Total
                                                    ----        ----         ----           ----          -----
Investment Income:
   Interest                                       $ 82,721    $ 80,584     $ 86,423        $ 59,559     $  309,287
   Dividends                                       182,219     203,580      202,406         333,007        921,212
                                                  --------    --------     --------        --------     ----------
      Total Investment Income                     $264,940    $284,164     $288,829        $392,566     $1,230,499
                                                  --------    --------     --------        --------     ----------

Expenses:
   Advisory fees                                  $ 82,533    $ 82,220     $ 81,942        $ 89,316     $  336,011
   Custody fees                                     11,003      10,972       10,944           3,342         36,261
   Fund administration fees                          5,000       5,000        5,000          10,500         25,500
   Fund accounting fees                              7,122       5,137        5,316          10,856         28,431
   Printing and supplies                            10,964       3,882        3,725           5,171         23,742
   Insurance                                         2,605       2,991        2,992           2,992         11,580
   Professional services                            13,947       8,553        9,775          17,327         49,602
   Dividend disbursing and transfer agent fees       9,759       7,306        7,189           7,618         31,872
   Computer programming                              2,250       2,250        2,250               -          6,750
   Taxes and licenses                                  366         367          366             366          1,465
   Independent Directors expenses and fees           5,121       6,192        3,471           4,221         19,005
   Other                                               230         230          230               -            690
                                                  --------    --------     --------        --------     ----------

      Total Expenses                              $150,900    $135,100     $133,200        $151,709     $  570,909
                                                  --------    --------     --------        --------     ----------
NET INVESTMENT INCOME                             $114,040    $149,064     $155,629        $240,857     $  659,590
                                                  ========    ========     ========        ========     ==========

Sources: Unaudited Quarterly Reports to the Shareholders of Bridges Investment Fund, Inc. for the March 31, June 30 and September 30 periods.
          Annual total information is per the accompanying financial statements.

                                    Exhibit 2
                                    ---------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                    SELECTED HISTORICAL FINANCIAL INFORMATION
                    -----------------------------------------

   - - - - - - - - - - - - - - Year End Statistics - - - - - - - - - - - - - -

Valuation          Net              Shares Net           Asset        Dividend/       Capital
   Date           Assets           Outstanding        Value/Share      Share        Gains/Share
   ----           ------           -----------        -----------    ---------      -----------
 07-01-63       $   109,000           10,900            $10.00          $  -         $  -
 12-31-63           159,187           15,510             10.13            .07           -
 12-31-64           369,149           33,643             10.97            .28           -
 12-31-65           621,241           51,607             12.04            .285         .028
 12-31-66           651,282           59,365             10.97            .295          -
 12-31-67           850,119           64,427             13.20            .295          -
 12-31-68         1,103,734           74,502             14.81            .315          -
 12-31-69         1,085,186           84,807             12.80            .36           -
 12-31-70         1,054,162           90,941             11.59            .37           -
 12-31-71         1,236,601           93,285             13.26            .37           -
 12-31-72         1,272,570           93,673             13.59            .35          .08
 12-31-73         1,025,521          100,282             10.23            .34          .07
 12-31-74           757,545          106,909              7.09            .35           -
 12-31-75         1,056,439          111,619              9.46            .35           -
 12-31-76         1,402,661          124,264             11.29            .38           -
 12-31-77         1,505,147          145,252             10.36            .428         .862
 12-31-78         1,574,097          153,728             10.24            .481         .049
 12-31-79         1,872,059          165,806             11.29            .474         .051
 12-31-80         2,416,997          177,025             13.65            .55          .0525
 12-31-81         2,315,441          185,009             12.52            .63          .0868
 12-31-82         2,593,411          195,469             13.27            .78          .19123
 12-31-83         3,345,988          229,238             14.60            .85          .25
 12-31-84         3,727,899          278,241             13.40            .80          .50
 12-31-85         4,962,325          318,589             15.58            .70          .68
 12-31-86         6,701,786          407,265             16.46            .688         .86227
 12-31-87         7,876,275          525,238             15.00            .656        1.03960
 12-31-88         8,592,807          610,504             14.07            .85         1.10967
 12-31-89        10,895,182          682,321             15.97            .67          .53769
 12-31-90        11,283,448          744,734             15.15            .67          .40297
 12-31-91        14,374,679          831,027             17.30            .66          .29292
 12-31-92        17,006,789          971,502             17.51            .635         .15944
 12-31-93        17,990,556        1,010,692             17.80            .6225        .17075
 12-31-94        18,096,297        1,058,427             17.10            .59          .17874
 12-31-95        24,052,746        1,116,620             21.54            .575         .19289
 12-31-96        29,249,488        1,190,831             24.56            .55          .25730
 12-31-97        36,647,535        1,262,818             29.02            .5075        .30571
 12-31-98        48,433,113        1,413,731             34.26            .44         2.11648
 12-31-99        69,735,684        1,508,154             46.24            .30          .91088
 12-31-00        71,411,520        1,850,301             38.59            .40          .80880716
 12-31-01        60,244,912        1,940,494             31.05            .26           -
 12-31-02        45,854,541        1,989,769             23.05            .20           -
 12-31-03        62,586,435        2,016,560             31.04            .24           -
 12-31-04        74,281,648        2,230,038             33.31            .305          -

                                    Exhibit 3
                                    ---------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------
                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                    OCTOBER 1, 2004 THROUGH DECEMBER 31, 2004

                                                                       Bought or     Held After
                              Securities                               Received     Transaction
                              ----------                               ---------    -----------
                         Common Stocks Unless                         $1,000 Par    $1,000 Par
                          Described Otherwise                          Value (M)     Value (M)
                                                                       or Shares     or Shares
       Allergan, Inc.                                                     5,000        10,000
       Altera, Inc.                                                      10,000        30,000
       Altria Group, Inc.                                                10,000        60,000
       Bank of America Corporation                                        5,000        30,000
       Carnival Corp. Class A                                             5,000        15,000
       Citigroup                                                          8,000        20,000
       Colgate Palmolive Co.                                              5,000        20,000
       Johnson & Johnson                                                 10,000        30,000
       Lowes Companies                                                    2,000        15,000
       Medtronic, Inc.                                                    5,000        15,000
       Nike, Inc. Class B                                                 7,000         7,000
(1)    Nucor Corp.                                                        5,000        10,000
       Omnicare                                                           5,000        20,000
       Pfizer, Inc.                                                       5,000        30,000
       Qualcomm, Inc.                                                    10,000        20,000
       Stryker Corp.                                                      4,000        10,000
       Sysco Corp.                                                        5,000        15,000
       Teva Pharmaceutical                                               20,000        20,000
       Wells Fargo & Co.                                                  5,000        25,000
       Williams-Sonoma, Inc.                                             10,000        10,000
       Zimmer Holdings, Inc.                                              5,000         5,000
       Various Issues of Commercial Paper Notes purchased                44,034M        2,374M
         during 4th Quarter, 2004

(1) Received 5,000 shares in a 2-for-1 stock split on October 18, 2004.

                                    Exhibit 3
                                    ---------
                                   (Continued)

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------
                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                    OCTOBER 1, 2004 THROUGH DECEMBER 31, 2004

                                                                       Sold or      Held After
                     Securities                                       Exchanged     Transaction
                     ----------                                       ---------     -----------
                Common Stocks Unless                                  $1,000 Par    $1,000 Par
                 Described Otherwise                                   Value (M)     Value (M)
                                                                       or Shares     or Shares
AES Corporation                                                          50,000           -
Abbott Labs                                                              15,000           -
Altera Corp.                                                             10,000        20,000
Analog Devices, Inc.                                                      2,350        12,650
Apollo Group, Inc.                                                        3,000           -
eBay, Inc.                                                                2,000        12,000
Electronic Data Systems 7.125% due 10/15/09                                 250M          -
Gap, Inc.                                                                30,000           -
Marsh & McLennan Cos.                                                    20,000           -
Outback Steakhouse, Inc.                                                 15,000           -
West Corporation                                                          7,000        28,000
Various Issues of Commercial Paper Notes Maturing during                 46,184M          -
   4th Quarter, 2004

                                    Exhibit 4
                                    ---------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                 REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

                               In Accordance With
      Rule 30e-1(b) of the General Rules and Regulations Promulgated Under
                  The Investment Company Act of 1940 as Amended

     "If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)  Annual Meeting held on February 24, 2004, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for Annual Election):

                                 - - - - - - - - - - - - Votes Cast - - - - - - - - - - - -
                                 ----------------------------------------------------------
                                                                                 Withhold
                                                         For All                 Authority
Names of Directors                                      Nominees                To Vote For
Elected at Meeting                  For                  Except                All Nominees
------------------                  ---                 --------               ------------
Edson L. Bridges II              1,643,708                  -                      2,420
Edson L. Bridges III             1,643,666                 42                      2,420
N. P. Dodge, Jr.                 1,643,708                  -                      2,420
John W. Estabrook                1,643,708                  -                      2,420
Jon D. Hoffmaster                1,643,708                  -                      2,420
John J. Koraleski                1,643,708                  -                      2,420
Gary L. Petersen                 1,643,708                  -                      2,420
John T. Reed                     1,643,708                  -                      2,420
Roy A. Smith                     1,643,708                  -                      2,420
Janice D. Stoney                 1,643,708                  -                      2,420
L. B. Thomas                     1,643,708                  -                      2,420
John K. Wilson                   1,643,708                  -                      2,420

(3)  A brief description for each matter voted upon at the meeting:

           Matters Voted Upon                          For          Against          Abstain
           ------------------                          ---          -------          -------
(a) For a new investment advisory                   1,616,850        12,601           16,677
    contract with Bridges Investment
    Management, Inc. as investment
    adviser to the Fund for the period
    from April 17, 2004 through
    April 17, 2005

(b) For the ratification of the selection of        1,622,926            -            23,202
    Deloitte & Touche LLP as independent
    auditors of the Fund for the Fiscal Year
    ending December 31, 2004

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                                 EXPENSE EXAMPLE
                                 ---------------

                                DECEMBER 31, 2004
                                -----------------

      As a shareholder of the Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held of the entire period (July 1, 2004 - December 31, 2004).

ACTUAL EXPENSES
---------------

      The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. To the extent that the Fund invests in shares of money market Funds as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses the Fund paid on your behalf on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charge (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                 Expenses Paid
                                                 Beginning                  Ending               During Period*
                                               Account Value            Account Value             July 1, 2004 -
                                                July 1, 2004          December 31, 2004         December 31, 2004
                                               -------------          -----------------         -----------------
Actual                                            $1,000.00               $1,064.50                   $4.41

Hypothetical (5% return before expenses)           1,000.00                1,020.75                    4.32

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, mutiplied by the average account value over the period, muliplied by 184/366 to reflect the one-half year period.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                        ALLOCATION OF PORTFOLIO HOLDINGS
                        --------------------------------

                                DECEMBER 31, 2004
                                -----------------

[PIE CHART OF PORTFOLIO HOLDINGS]

Common Stock                 90%
Corporate Bonds               4%
Short Term Investments        4%
Preferred Stock               1%
U.S. Treasury Obligations     1%

          [END CHART]

                        COMPONENTS OF PORTFOLIO HOLDINGS
                        --------------------------------

Common Stock                                                         $66,992,408
Preferred Stock                                                          788,200
U.S. Treasury Obligations                                                597,754
Corporate Bonds                                                        3,237,845
Short Term Investments                                                 2,676,810
                                                                     -----------
  Total                                                              $74,293,017
                                                                     ===========

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Shareholders and Board of Directors of Bridges Investment Fund, Inc.
Omaha, Nebraska

      We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2004, and the financial highlights for each of the three years in the period ended December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors whose report thereon dated January 10, 2002 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2004 and its financial highlights for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
February 3, 2005

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------

                                DECEMBER 31, 2004
                                -----------------

                                                           Number                       Fair
                Title of Security                        of Shares       Cost          Value
                -----------------                        ---------       ----          -----
           COMMON STOCKS - 90.2%

Air Freight & Logistics - 2.5%
------------------------------
   Expeditors International Washington, Inc.               15,000     $  553,554     $  838,200
   FedEx Corp.                                             10,000        688,396        984,900
                                                                      ----------     ----------
                                                                      $1,241,950     $1,823,100
                                                                      ----------     ----------
Auto Components - 0.9%
----------------------
   Johnson Controls, Inc.                                  10,000     $  385,750     $  634,400
                                                                      ----------     ----------
Beverages - 1.8%
----------------
   PepsiCo, Inc.                                           25,000     $  698,139     $1,305,000
                                                                      ----------     ----------
Biotechnology - 1.5%
--------------------
   Amgen, Inc.(a)                                          17,000     $  581,020     $1,090,550
                                                                      ----------     ----------
Capital Markets - 3.2%
----------------------
   Morgan Stanley                                          15,000     $  750,012     $  832,800
   State Street Corp.                                      15,000         62,367        736,800
   The Goldman Sachs Group, Inc.                            8,000        694,445        832,320
                                                                      ----------     ----------
                                                                      $1,506,824     $2,401,920
                                                                      ----------     ----------
Commercial Banks - 4.6%
-----------------------
   Bank of America Corp.                                   30,000     $1,242,974     $1,409,700
   Fifth Third Bancorp                                     10,000        486,522        472,800
   Wells Fargo & Co.                                       25,000      1,122,293      1,553,750
                                                                      ----------     ----------
                                                                      $2,851,789     $3,436,250
                                                                      ----------     ----------
Commercial Services & Supplies - 1.9%
-------------------------------------
   H&R Block, Inc.                                         10,000     $  487,926     $  490,000
   West Corp.(a)                                           28,000        608,951        927,080
                                                                      ----------     ----------
                                                                      $1,096,877     $1,417,080
                                                                      ----------     ----------
Communications Equipment - 2.8%
-------------------------------
   Cisco Systems, Inc.(a)                                  40,000     $  361,396     $  772,000
   Nokia OYJ ADR                                           30,000        328,513        470,100
   QUALCOMM, Inc.                                          20,000        766,624        848,000
                                                                      ----------     ----------
                                                                      $1,456,533     $2,090,100
                                                                      ----------     ----------
Consumer Finance - 9.0%
-----------------------
   Capital One Financial Corp.                             53,500     $1,935,422     $4,505,235
   MBNA Corp.                                              50,000      1,061,832      1,409,500
   Nelnet, Inc.(a)                                         30,000        600,289        807,900
                                                                      ----------     ----------
                                                                      $3,597,543     $6,722,635
                                                                      ----------     ----------
Diversified Financial Services - 1.3%
-------------------------------------
   Citigroup, Inc.                                         20,000     $  945,282     $  963,600
                                                                      ----------     ----------
Diversified Telecommunication Services - 0.7%
---------------------------------------------
   Level 3 Communications, Inc.(a)                        157,000     $1,119,225     $  532,230
                                                                      ----------     ----------
Electronic Equipment & Instruments - 0.9%
-----------------------------------------
   Flextronics International Ltd.(a)                       50,000     $  865,950     $  691,000
                                                                      ----------     ----------

               See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
  (a) Non Income Producing

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (Continued)

                                DECEMBER 31, 2004
                                -----------------

                                                           Number                       Fair
                Title of Security                        of Shares       Cost          Value
                -----------------                        ---------       ----          -----
           COMMON STOCKS (Continued)

Food & Staples Retailing - 0.8%
-------------------------------
   Sysco Corp.                                             15,000      $  467,518    $  572,550
                                                                       ----------    ----------
Food Products - 0.4%
--------------------
   ConAgra Foods, Inc.                                     10,000      $  276,407    $  294,500
                                                                       ----------    ----------
Health Care Equipment & Supplies - 2.2%
---------------------------------------
   Medtronic, Inc.                                         15,000      $  753,386    $  745,050
   Stryker Corp.                                           10,000         403,343       482,500
   Zimmer Holdings, Inc.(a)                                 5,000         377,035       400,600
                                                                       ----------    ----------
                                                                       $1,533,764    $1,628,150
                                                                       ----------    ----------
Health Care Providers & Services - 0.9%
---------------------------------------
   Omnicare, Inc.                                          20,000      $  747,582    $  692,400
                                                                       ----------    ----------
Hotels Restaurants & Leisure - 3.0%
-----------------------------------
   Carnival Corp.                                          15,000      $  519,072    $  864,450
   Harrah's Entertainment, Inc.                            20,000         656,022     1,337,800
                                                                       ----------    ----------
                                                                       $1,175,094    $2,202,250
                                                                       ----------    ----------
Household Durables - 2.4%
-------------------------
   Centex Corp.                                            10,000      $  238,696    $  595,800
   DR Horton, Inc.                                         30,000         407,704     1,209,300
                                                                       ----------    ----------
                                                                       $  646,400    $1,805,100
                                                                       ----------    ----------
Household Products - 1.4%
-------------------------
   Colgate-Palmolive Co.                                   20,000      $  983,968    $1,023,200
                                                                       ----------    ----------
Industrial Conglomerates - 1.2%
-------------------------------
   General Electric Co.                                    10,000      $  270,842    $  365,000
   Tyco International Ltd.                                 15,000         449,686       536,100
                                                                       ----------    ----------
                                                                       $  720,528    $  901,100
                                                                       ----------    ----------
Insurance - 2.8%
----------------
   American International Group, Inc.                      10,000      $  566,397    $  656,700
   Berkshire Hathaway, Inc.(a)                                350         492,609     1,027,600
   The Progressive Corp.                                    5,000         368,147       424,200
                                                                       ----------    ----------
                                                                       $1,427,153    $2,108,500
                                                                       ----------    ----------
Internet & Catalog Retail - 1.9%
--------------------------------
   eBay, Inc.(a)                                           12,000      $  384,910    $1,395,360
                                                                       ----------    ----------
IT Services - 5.2%
------------------
   Automatic Data Processing, Inc.                         10,000      $  398,716    $  443,500
   First Data Corp.                                        50,000       1,952,060     2,127,000
   Fiserv, Inc.(a)                                         20,000         664,527       803,800
   Paychex, Inc.                                           15,000         536,898       511,200
                                                                       ----------    ----------
                                                                       $3,552,201    $3,885,500
                                                                       ----------    ----------

               See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
  (a) Non Income Producing

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (Continued)

                                DECEMBER 31, 2004
                                -----------------

                                                           Number                       Fair
                Title of Security                        of Shares       Cost           Value
                -----------------                        ---------       ----           -----
           COMMON STOCKS (Continued)

Machinery - 0.9%
----------------
   Trinity Industries, Inc.                                20,000      $  386,383     $  681,600
                                                                       ----------     ----------
Media - 3.1%
------------
   Comcast Corp.(a)                                        20,000      $  601,925     $  656,800
   Gannett Co., Inc.                                       10,000         799,707        817,000
   Omnicom Group                                           10,000         654,802        843,200
                                                                       ----------     ----------
                                                                       $2,056,434     $2,317,000
                                                                       ----------     ----------
Metals & Mining - 2.0%
----------------------
   Alcoa, Inc.                                             30,000      $  685,675     $  942,600
   Nucor Corp.                                             10,000         242,803        523,400
                                                                       ----------     ----------
                                                                       $  928,478     $1,466,000
                                                                       ----------     ----------
Multiline Retail - 1.4%
-----------------------
   Target Corp.                                            20,000      $  316,811     $1,038,600
                                                                       ----------     ----------
National Commercial Banks - 1.4%
--------------------------------
   First National of Nebraska, Inc.                           225      $  387,969     $1,063,125
                                                                       ----------     ----------
Oil & Gas - 2.3%
   Anadarko Petroleum Corp.                                10,000      $  526,200     $  648,100
   ChevronTexaco Corp.                                     20,000         340,535      1,050,200
                                                                       ----------     ----------
                                                                       $  866,735     $1,698,300
                                                                       ----------     ----------
Petroleum Refining - 1.2%
-------------------------
   BP PLC ADR                                              15,000      $  368,832     $  876,000
                                                                       ----------     ----------
Pharmaceuticals - 5.5%
----------------------
   Allergan, Inc.                                          10,000      $  782,197     $  810,700
   Johnson & Johnson                                       30,000       1,197,391      1,902,600
   Pfizer, Inc.                                            30,000         931,550        806,700
   Teva Pharmaceutical Industries, Ltd. ADR                20,000         525,709        597,200
                                                                       ----------     ----------
                                                                       $3,436,847     $4,117,200
                                                                       ----------     ----------
Semiconductor & Semiconductor Equipment - 2.9%
----------------------------------------------
   Altera Corp.(a)                                         20,000      $  460,228     $  414,000
   Analog Devices, Inc.                                    12,650         436,924        467,038
   Applied Materials, Inc.(a)                              40,000         662,576        684,000
   Intel Corp.                                             25,000         483,548        584,750
                                                                       ----------     ----------
                                                                       $2,043,276     $2,149,788
                                                                       ----------     ----------
Software - 2.0%
---------------
   Fair Isaac Corp.                                        18,000      $  234,627     $  660,240
   Microsoft Corp.                                         30,000         266,000        801,300
                                                                       ----------     ----------
                                                                       $  500,627     $1,461,540
                                                                       ----------     ----------

               See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
  (a) Non Income Producing

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (Continued)

                                DECEMBER 31, 2004
                                -----------------

                                                           Number                       Fair
                Title of Security                        of Shares       Cost           Value
                -----------------                        ---------       ----           -----
           COMMON STOCKS (Continued)

Specialty Retail - 5.8%
-----------------------
   Best Buy Co, Inc.                                       30,000      $   687,851    $ 1,782,600
   Home Depot, Inc.                                        30,000          672,737      1,282,200
   Lowe's Cos, Inc.                                        15,000          828,622        863,850
   Williams-Sonoma, Inc.(a)                                10,000          398,326        350,400
                                                                       -----------    -----------
                                                                       $ 2,587,536    $ 4,279,050
                                                                       -----------    -----------
Textiles, Apparel & Luxury Goods - 0.9%
---------------------------------------
   Nike, Inc.                                               7,000      $   568,120    $   634,830
                                                                       -----------    -----------
Thrifts & Mortgage Finance - 1.5%
---------------------------------
   Freddie Mac                                             15,000      $   461,417    $ 1,105,500
                                                                       -----------    -----------
Tobacco - 4.9%
--------------
   Altria Group, Inc.                                      60,000      $ 2,695,022    $ 3,666,000
                                                                       -----------    -----------
Wireless Telecommunication Services - 1.1%
------------------------------------------
   Vodafone Group PLC ADR                                  30,000      $   772,993    $   821,400
                                                                       -----------    -----------
      TOTAL COMMON STOCKS (Cost - $46,639,887)                         $46,639,887    $66,992,408
                                                                       -----------    -----------
      PREFERRED STOCKS - 1.1%

Loan Brokers - 0.4%
-------------------
   Harris Preferred Capital Corp.                          10,000      $   250,000    $   254,500
                                                                       -----------    -----------
Real Estate - 0.7%
------------------
   Equity Office Properties Trust                          10,000      $   272,179    $   270,000
                                                                       -----------    -----------
   Public Storage, Inc.                                    10,000          270,038        263,700
                                                                       $   542,217    $   533,700
                                                                       -----------    -----------
      TOTAL PREFERRED STOCKS (Cost - $792,217)                         $   792,217    $   788,200
                                                                       -----------    -----------

                                                         Principal
                                                           Amount
                                                         ---------
      U.S. TREASURY OBLIGATIONS - 0.8%

U.S. Treasury Bonds:
--------------------
   7.50% due 11/15/2016                                  $300,000      $   306,281    $   383,379
   9.375% due 02/15/2006                                  200,000          207,959        214,375
                                                                       -----------    -----------
                                                                       $   514,240    $   597,754
                                                                       -----------    -----------
      TOTAL U.S. TREASURY OBLIGATIONS
        (Cost - $514,240)                                                             $   597,754
                                                                                      -----------

               See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
  (a) Non Income Producing

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                   (Continued)

                                DECEMBER 31, 2004
                                -----------------

                                                              Principal                      Fair
                Title of Security                               Amount        Cost           Value
                -----------------                             ---------       ----           -----

              CORPORATE BONDS - 4.3%

Department Stores - 0.2%
------------------------
   Dillard Dept Stores, Inc. 7.85% due 10/01/2012             $  150,000    $   150,788    $   162,750
                                                                            -----------    -----------
Diversified Telecommunication Services - 0.8%
---------------------------------------------
   Level 3 Communications, Inc. 9.125% due 05/01/2008            700,000    $   569,366    $   609,000
                                                                            -----------    -----------
Electric Services - 0.3%
------------------------
   Midamerican Energy Holdings Co. 7.63% due 10/15/2007          200,000    $   200,000    $   219,022
                                                                            -----------    -----------
Food Products - 0.4%
--------------------
   Kraft Foods, Inc. 6.25% due 06/01/2012                        250,000    $   262,080    $   274,441
                                                                            -----------    -----------
Health Care Providers & Services - 0.4%
---------------------------------------
   Cardinal Health, Inc. 6.75% due 02/15/2011                    250,000    $   258,057    $   275,011
                                                                            -----------    -----------
Hotels And Motels - 0.4%
------------------------
   Marriott International, Inc. 7.875% due 09/15/2009            250,000    $   250,045    $   287,146
                                                                            -----------    -----------
Multiline Retail - 0.3%
-----------------------
   Penney J C, Inc. 7.40% due 04/01/2037                         250,000    $   263,624    $   266,875
                                                                            -----------    -----------
National Commercial Banks - 0.4%
--------------------------------
   MBNA Corporation Senior Notes 7.50% due 03/15/2012            250,000    $   264,401    $   288,825
                                                                            -----------    -----------
Semiconductor & Semiconductor Equipment - 0.4%
----------------------------------------------
   Applied Materials, Inc. 7.125% due 10/15/2017                 250,000    $   255,787    $   292,815
                                                                            -----------    -----------
Tobacco - 0.3%
--------------
   R.J. Reynolds Holding, Inc. 7.25% due 06/01/2012              250,000    $   259,099    $   256,875
                                                                            -----------    -----------
Trusts, Except Educational, Religious & Charitable - 0.4%
   Duke Capital Corp. 8.00% due 10/01/2019                       250,000    $   275,913    $   305,085
                                                                            -----------    -----------
           TOTAL CORPORATE BONDS (Cost - $3,009,160)                        $ 3,009,160    $ 3,237,845
                                                                            -----------    -----------
           SHORT TERM INVESTMENTS - 3.6%

Commercial Paper - 3.2%
-----------------------
   American Express 1.90% due 01/07/2005                         875,000    $   874,744    $   874,744
   American Express 2.26% due 01/04/2005                       1,500,000      1,499,736      1,499,736
                                                                            -----------    -----------
                                                                            $ 2,374,480    $ 2,374,480
                                                                            -----------    -----------
                                                                 Number
                                                               of Shares
                                                               ---------
Mutual Funds - 0.4%
-------------------
   SEI Daily Income Trust Treasury Fund 1.49%                    302,330    $   302,330    $   302,330
                                                                            -----------    -----------
           TOTAL SHORT TERM INVESTMENTS (Cost - $2,676,810)                 $ 2,676,810    $ 2,676,810
                                                                            -----------    -----------
TOTAL INVESTMENTS - 100.0%

   (Cost - $53,632,314)                                                     $53,632,314    $74,293,017
                                                                            ===========
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                                                   (11,369)
                                                                                           -----------
TOTAL NET ASSETS - 100.0%                                                                  $74,281,648
                                                                                           ===========

               See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                       -----------------------------------

                                DECEMBER 31, 2004
                                -----------------

ASSETS
   Investments in securities, at fair value (cost: $53,632,314)                        $74,293,017
   Receivables
      Dividends and interest                                                               157,496
      Fund shares issued                                                                   230,179
   Other assets                                                                              5,926
                                                                                       -----------
TOTAL ASSETS                                                                           $74,686,618
                                                                                       -----------
LIABILITIES:
   Payables
      Advisory fees                                                                    $    89,151
      Distributions                                                                        272,362
      Fund shares purchased                                                                  7,789
   Accrued expenses                                                                         35,668
                                                                                       -----------
TOTAL LIABILITIES                                                                      $   404,970
                                                                                       -----------
TOTAL NET ASSETS                                                                       $74,281,648
                                                                                       ===========
NET ASSETS CONSIST OF
   Capital stock                                                                       $56,216,623
   Accumulated undistributed net investment income                                          11,930
   Accumulated undistributed net realized loss on investments                           (2,607,608)
   Unrealized appreciation on investments                                               20,660,703
                                                                                       -----------
TOTAL NET ASSETS                                                                       $74,281,648
                                                                                       ===========
SHARES ISSUED AND OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)              2,230,038
                                                                                       ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                               $     33.31
                                                                                       ===========

               See accompanying Notes to the Financial Statements.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                             STATEMENT OF OPERATIONS
                             -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 2004
                      ------------------------------------

INVESTMENT INCOME
   Dividend income (net of foreign taxes withheld of $1,204)            $  921,212
   Interest income                                                         309,287
                                                                        ----------
      Total investment income                                           $1,230,499
                                                                        ----------
EXPENSES
   Advisory fees                                                        $  336,011
   Fund administration fees                                                 25,500
   Professional services                                                    49,602
   Dividend disbursing and transfer agent fees                              31,872
   Fund accounting fees                                                     28,431
   Taxes and licenses                                                        1,465
   Custody fees                                                             36,261
   Printing and supplies                                                    23,742
   Independent Directors expenses and fees                                  19,005
   Insurance                                                                11,580
   Computer programming                                                      6,750
   Other                                                                       690
                                                                        ----------
      Total expenses                                                    $  570,909
                                                                        ----------
         NET INVESTMENT INCOME                                          $  659,590
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss on investments                                     $ (662,374)

   Net change in unrealized appreciation on investments                  5,724,208
                                                                        ----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            $5,061,834
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $5,721,424
                                                                        ==========

               See accompanying Notes to the Financial Statements.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                 ----------------------------------------------

                                                                                       2004              2003
                                                                                   -----------       -----------
INCREASE IN NET ASSETS
   Operations
      Net investment income                                                        $   659,590       $   483,875
      Net realized loss on investments                                                (662,374)       (1,491,376)
      Net change in unrealized appreciation on investments                           5,724,208        17,565,823
                                                                                   -----------       -----------
         Net increase in assets resulting from operations                          $ 5,721,424       $16,558,322

   Net equalization debits/credits                                                       7,810               (47)

   Distributions to shareholders
      From net investment income                                                      (662,194)         (477,290)
                                                                                   -----------       -----------
         Total distributions                                                       $  (662,194)      $  (477,290)

   Capital share transactions
      Proceeds from shares sold                                                      8,432,762         4,894,659
      Proceeds from shares issued to holders in reinvestment of dividends              659,441           376,183
      Cost of shares redeemed                                                       (2,464,030)       (4,619,933)
                                                                                   -----------       -----------
   Net increase in net assets from capital share transactions                        6,628,173           650,909
                                                                                   -----------       -----------
         Total increase in net assets                                              $11,695,213       $16,731,894

NET ASSETS:
   Beginning of year                                                               $62,586,435       $45,854,541
                                                                                   -----------       -----------
   End of year (includes $11,930 and $6,724 of
      undistributed net investment income in 2004 and 2003)                        $74,281,648       $62,586,435
                                                                                   ===========       ===========

               See accompanying Notes to the Financial Statements.

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                DECEMBER 31, 2004
                                -----------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------
        Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Investments -
       -----------
        Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

        The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

        Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes. The difference between cost and fair value of securities is reflected separately as appreciation (depreciation) as applicable.


                                                             2004              2003            Net Change
                                                          -----------       -----------        ----------
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities     $21,755,331       $17,568,249

Aggregate gross unrealized depreciation on securities      (1,094,628)       (2,631,754)
                                                          -----------       -----------
   Net                                                    $20,660,703       $14,936,495        $5,724,208
                                                          ===========       ===========        ==========

    B. Federal Income Taxes -
       --------------------

           It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

           The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

    C. Distribution To Shareholders -
       ----------------------------

           The Fund accrues income dividend to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

    D. Equalization -
       ------------

           The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

    E. Use of Estimates -
       ----------------

           The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES
    -------------------------------------------------------------------

           Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 to 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

           The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2004.

           On October 1, 2004, the Investment Adviser began receiving a Board-approved fee for providing administrative services to the Fund at an annual rate of $42,000. In 2004, this amount totaled $10,500. Through September 30, 2004, Bridges Investment Counsel, Inc., an affiliate of the Investment Adviser, had been receiving an amount totaling $20,000 annually for certain administrative services. In 2004, the amount paid under this arrangement totaled $15,000. These administrative expenses are shown as Fund administration fees on the statement of operations.

           In addition, the Investment Adviser and Bridges Investment Counsel, Inc. were reimbursed for certain expenses incurred on behalf of the Fund. Expenses reimbursed to the Investment Adviser during the year ended December 31, 2004 totaled $16,474 and are reflected in the statement of operations as: Fund accounting fees $9,550; and Printing and supplies $6,924. Expenses reimbursed to Bridges Investment Counsel, Inc. totaled $30,643 and are reflected in the statement of operations as: Fund accounting fees $8,025; Printing and supplies $15,178; Computer programming $6,750 and Other expenses $690.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT
    --------------------------------------

           Dividend disbursing and transfer agent services were provided by Bridges Investor Services, Inc. (Transfer Agent), an affiliate of the Investment Adviser, from January 1 through October 8 of 2004. From October 9 through December 31, dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.

(4) SECURITY TRANSACTIONS
    ---------------------
           The cost of long-term investment purchases during the year ended December 31, was:

                         2004                      2003
                      -----------               -----------
Securities            $16,014,862               $13,246,819
                      ===========               ===========

           Net proceeds from sales of long-term investments during the year ended December 31, were:

                                                      2004                    2003
                                                   -----------             -----------
United States government obligations               $   202,875             $   853,484
Other securities                                    10,813,424              12,654,679
                                                   -----------             -----------
   Total Net Proceeds                              $11,016,299             $13,508,163
                                                   ===========             ===========

(5) NET ASSET VALUE
    ---------------

           The net asset value per share represents the effective price for all subscription and redemptions.

(6) CAPITAL STOCK
    -------------

           Shares of capital stock issued and redeemed are as follows:

                                                     2004                   2003
                                                   -------                 -------
Shares sold                                        270,861                 182,181
Shares issued to shareholders in reinvestment
   of net investment income                         20,838                  14,521
                                                   -------                --------
                                                   291,699                 196,702

Shares redeemed                                    (78,221)               (169,911)
                                                   -------                --------
   Net increase                                    213,478                  26,791
                                                   =======                ========

    Value of capital stock issued and redeemed is as follows:

                                                      2004                    2003
                                                   -----------             -----------

Shares sold                                        $ 8,432,762             $ 4,894,659
Shares issued to shareholders in reinvestment
    of net investment income                           659,441                 376,183
                                                   -----------             -----------
                                                   $ 9,092,203             $ 5,270,842

Shares redeemed                                     (2,464,030              (4,619,933)
                                                   -----------             -----------
   Net increase                                    $ 6,628,173             $   650,909
                                                   ===========             ===========

(7) DISTRIBUTIONS TO SHAREHOLDERS
    -----------------------------

           On December 31, 2004, a cash distribution was declared from net investment income accrued through December 31, 2004. This distribution was calculated as $.1225 per share. The dividend was paid on December 31, 2004 to shareholders of record on December 30, 2004.

(8) FEDERAL INCOME TAX INFORMATION
    ------------------------------

           Distributions during the years ended December 31, 2004 and 2003, totaled $662,194 and $477,290 and were characterized as ordinary income for tax purposes.

           The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements.

           As of December 31, 2004, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments                     $53,632,314
                                                    ===========
Unrealized appreciation                             $21,755,331
Unrealized depreciation                             $(1,094,628)
                                                    -----------
Net unrealized appreciation                         $20,660,703
                                                    ===========

           As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation                         $20,660,703
                                                    ===========
Undistributed ordinary income                       $     4,120
                                                    ===========
Accumulated capital losses                          $(2,604,294)
                                                    ===========

           The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2004, of $3,314 for tax purposes. For tax purposes, such losses will be realized in the year ending December 31, 2005. The accumulated capital losses of $2,604,294 represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $1,600 in 2009, $353,438 in 2010, and $1,573,598 in 2011, and $675,658 in 2012.

FINANCIAL HIGHLIGHTS
--------------------

           The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on a investment in the Fund (assuming reinvestment of all dividends and distributions).

           Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:


                                                                   Years Ended December 31,
                                                -------------------------------------------------------------
                                                    2004         2003        2002          2001          2000
                                                    ----         ----        ----          ----          ----
Net Asset Value, Beginning of Year              $ 31.04      $  23.05     $ 31.05       $ 38.59       $ 46.24
                                                -------      --------     -------       -------       -------
Operations
----------
   Net Investment Income1                          0.31          0.24        0.20          0.26          0.40
   Net Realized and Unrealized Gain (Loss)
      on Investment Securities                     2.27          7.99       (8.00)        (7.54)        (6.84)
                                                -------      --------     -------       -------       -------
      Total from Operations                     $  2.58      $   8.23     $ (7.80)      $ (7.28)      $ (6.44)

Less Distributions
------------------
   From Net Investment Income                   $ (0.31)     $  (0.24)    $ (0.20)      $ (0.26)      $ (0.40)
   From Net Realized Gains                            -             -           -             -         (0.81)
                                                -------      --------     -------       -------       -------
      Total Distributions                       $ (0.31)     $  (0.24)    $ (0.20)      $ (0.26)      $ (1.21)
                                                -------      --------     -------       -------       -------

Net Asset Value, End of Year                    $ 33.31      $  31.04     $ 23.05       $ 31.05       $ 38.59
                                                =======      ========     =======       =======       =======

Total Return                                       8.36%       35.83%      (25.13)%      (18.89)%      (14.09)%
------------                                    -------      --------     -------       -------       -------
Ratio/Suplemental Data
----------------------
   Net Assets at End of Year (000s omitted)     $74,282      $62,586      $45,855       $60,245       $71,412
                                                -------      --------     -------       -------       -------
   Ratio of Expenses to Average Net Assets         0.85%        0.89%        0.85%         0.79%         0.72%
                                                -------      --------     -------       -------       -------
   Ratio of Net Investment Income to
      Average Net Assets                           0.98%        0.91%        0.79%         0.79%         0.95%
                                                -------      --------     -------       -------       -------
   Portfolio Turnover Rate                           17%          26%          23%           14%           19%
                                                -------      --------     -------       -------       -------

(1) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

Bridge Investment Fund, Inc.                                    February 4, 2005
  Shareholder Communication
  Annual Report for 2004

                    MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction
------------

      The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b) (3)
--------------

      The Directors as a group were initially paid a total of $18,900 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2004, which fees were reimbursed by the Fund in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

      The Officers as a group were not paid any compensation by the Fund for their services during 2004. During the most recent fiscal year ended December 31, 2004, the Fund paid the Fund's investment advisers, Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc., $96,989 and $239,022, respectively, in fees under the investment advisory contracts. During the most recent fiscal year ended December 31, 2004, the Fund paid Bridges Investor Services, Inc. $22,480 in fees for dividend disbursement, transfer agency, and certain report filings for deferred employee benefit plans and individual retirement accounts. These services were provided under a separate contract between the Fund and Bridges Investor Services, Inc. Edson L. Bridges II and Edson L. Bridges III are officers, directors and shareholders of Bridges Investment Counsel, Inc. and Bridges Investor Services, Inc. On October 9, 2004, U.S. Bancorp Fund Services, LLC replaced Bridges Investor Services, Inc. as transfer and dividend disbursing agent.

Item 22(b) (5)
--------------

      Officers and Directors
      ----------------------
      The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). In addition, the Fund's statement of additional information includes additional information about Fund directors and is available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

      **The determination of an interested person is based on the definition in Section 2(a) (19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Management, Inc. Those individuals who are not "interested persons" are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.**

                          **Disinterested Persons
                   Also Known As Independent Directors**

    Name, Age,                                 Principal Occupation(s) and Directorships*
    ----------                                 ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
    Office
    ------
N. Phillips             Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate
Dodge, Jr., 68          brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July,
                        1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated
Director                companies in the property management, insurance, and real estate syndication fields. Mr. Dodge
(1983 - present)        became a Director of American States Water Company (formerly Southern California Water Company) in
                        April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six
                        year term.

Shareholder Communication               MD&A-2                  February 4, 2005

    Name, Age,                                 Principal Occupation(s) and Directorships*
    ----------                                 ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
    Office
    ------
John W.                 Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding
Estabrook, 77           company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January
                        1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming
Director                the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.
(1979 - present)

Jon D.                  From 1987 to 1998 Mr. Hoffmaster was employed by InfoUSA, where he served as President and Chief
Hoffmaster, 56          Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987,
                        Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska.
Director                Mr. Hoffmaster has been determined to be an "audit committee financial expert" within the meaning of the
(1993 - present)        Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund's Board of Directors. Mr.
                        Hoffmaster serves as the Chairman of the Audit Committee.

John J.                 Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company
Koraleski, 54           headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the
Director                Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and
(1995 - present)        commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad's Operating Committee. Currently, Mr. Koraleski is Vice President-Finance and a
                        Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad's Chief Financial Officer, Controller of Union Pacific
                        Corporation. In those positions, he was responsible for the Railroad's Information Technologies and Real
                        Estate Departments. Mr. Koraleski has been determined to be an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund's Board of
                        Directors. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Gary L.                 Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr.
Petersen, 61            Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national
Director                and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller.
(1987 - present)        Mr. Petersen serves as the Chairman of the Fund's Administration and Nominating Committee.

John T. Reed, 61        Mr. Reed is Chairman of HMG Properties of Omaha, Nebraska, and a member of the Board of Directors of
Director                Level 3 Communications, Inc., Alegent Health, Girls and Boys Town, and McCarthy Group, Inc. Mr. Reed was
(1999 - present)        formerly a partner with Arthur Andersen, LLC for 32 years before retiring in August, 1996. Mr. Reed has been determined to be an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund's Board of Directors.

Roy A. Smith, 70        Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new
Director                owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha,
(1976 - present)        Nebraska, and is a director of the Mid City Bank of Omaha.

Janice D. Stoney,       Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in
64                      December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer
Director                positions that culminated in becoming President of North western Bell Telephone Company from 1987 - 1989
(1999 - present)        and President of the Consumer Division of US WEST from 1989 - 1991. During her business career, Mrs.
                        Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch,
                        from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in
                        Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs.
                        Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquartered in Benton
                        Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of Williams Cos.
                        headquartered in Tulsa, Oklahoma.

Shareholder Communication               MD&A-3                  February 4, 2005

    Name, Age,                                 Principal Occupation(s) and Directorships*
    ----------                                 ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
    Office
    ------

L.B. Thomas, 68         Mr. Thomas retired in October, 1996, from ConAgra, Inc. headquartered in Omaha, Nebraska. He retired as
                        Senior Vice President, Risk Officer and Corporate Secretary for ConAgra, Inc. ConAgra had sales of
Director                approximately $25 billion world-wide and was the second largest processor of food products in the United
(1992 - present)        States when Mr. Thomas retired. He was also a member of ConAgra's Management Executive Committee. Mr.
                        Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966;
                        Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate
                        Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of
                        Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

John K. Wilson,         Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment
50                      company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in
                        February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of
Director                Secretary-Treasurer and Vice President- Finance. Mr. Wilson currently serves on the Advisory Board -
(1999 - present)        U.S. Bank National Association, Omaha, Nebraska and as a director of MDU Resources Group, Inc.
                        headquartered in Bismarck, North Dakota. Mr. Wilson has been determined to be an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund's Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

    The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

                                Interested Person Directors and Officers

           The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14,
    1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

    Name, Age,                                 Principal Occupation(s) and Directorships*
    ----------                                 ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
    Office
    ------
Edson L. Bridges        Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11,
II**, 72 (1)            1997, after serving as President from September 28, 1970 through April 11, 1997. Mr. Bridges II relinquished the responsibility of Chief Executive Officer to Mr. Bridges III on April 13, 2004.
Chairman                His position as Chairman of the Board of Directors continued beyond that date. In September, 1959,
(1997 - present)        Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc.
                        and is presently the President and Director of Bridges Investment Counsel, Inc. Mr. Bridges is also
Chief Executive         President and Director of Bridges Investor Services, Inc., a company that was Transfer Agent and
Officer                 Dividend Disbursing Agent from October 1, 1987 through October 11, 2004. Mr. Bridges is President
(1997 - 2004)           and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since
                        December 2000, Director and Officer of Bridges Investment Management, Inc., an investment management
Director                firm.
(1963 - present)

Shareholder Communication               MD&A-4                  February 4, 2005

    Name, Age,                                 Principal Occupation(s) and Directorships*
    ----------                                 ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
    Office
    ------
Edson L. Bridges        Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc.
III**, 46 (4)           since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than
President               eight years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and
(1997 - present)        he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges was elected Chief Executive Officer of Bridges Investment Fund on April 13, 2004. Mr. Bridges has been
Chief Executive         Executive Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director
Officer                 of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident
(2004 - present)        Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment
                        Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment
Director                company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the
(1991 - present)        Stratus Fund.

**  Edson L. Bridges II is the father of Edson L. Bridges III.

                         Additional Officers of the Fund

    Name, Age,                                 Principal Occupation(s) and Directorships*
    ----------                                 ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
    Office
    ------

Susan T. Bailey         Mrs. Bailey has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management,
41                      Inc. since February 24, 2003. Mrs. Bailey is currently Executive Assistant for Edson L. Bridges II and
                        Randall D. Greer, and she handles administrative matters for the various businesses operated by the Firm
Assistant               including the Fund. Prior to her employment at Bridges Investment Counsel, Inc., Susan's principal
Secretary               occupation has been working as a sales assistant for several securities brokerage firms, beginning with
(2004 - Present)        Piper Jaffray in September, 1992.

Nancy K. Dodge,         Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges
43                      Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person
Treasurer               primarily responsible for overseeing day to day operations for the Fund, and she is also the key person
(1986 - present)        for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. Mrs.
                        Dodge is a Vice President of Bridges Investment Management, Inc., an officer and Director of Bridges
                        Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

Starr Frohlich          Ms. Frohlich serves as a Vice President of U.S. Bancorp Fund Services, LLC and as Compliance
32                      Administrator for a select group of U.S. Bancorp mutual fund clients. Ms. Frohlich reviews all 1940 Act,
                        SEC and IRS compliance, reviews financial statements, facilitates board meetings, educates fund boards
Assistant               concerning regulatory issues, prepares tax returns and meets SEC filing requirements on behalf of mutual
Secretary               fund clients. Prior to joining U.S. Bancorp in 1997, Ms. Frohlich worked for Fabcon, Inc., a
(2004 - Present)        manufacturing company located in Minneapolis, Minnesota, as a Senior Accountant working mainly with financial statement preparation and expense analysis. Ms. Frohlich received her Bachelor of Science in
                        Business degree in accounting from the University of Minnesota.

Randall D. Greer,       Mr. Greer has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management,
53                      Inc. since December 1, 2002. Mr. Greer was the Chief Investment Officer of Westchester Capital
                        Management, Inc. from November, 2000 through November, 2002. Between October, 1975 and February, 2000,
Vice President          Mr. Greer held several management positions with Kirkpatrick, Pettis, Smith, Polian Inc. in Omaha,
(2003 - present)        Nebraska, most recently as a Principal. His responsibilities at Kirkpatrick Pettis included research, portfolio management and executive administration. Mr. Greer is a full-time member of the professional staff of Bridges Investment Counsel, Inc., and a Vice President of Bridges Investment Management, Inc.
                        responsible for planning and administration as well as investment management for an expanding base of client accounts. Mr. Greer was appointed Chief Compliance Officer of the Fund, as of July 21, 2004. Mr.
                        Greer has also served as a Vice President of Bridges Investor Services, Inc. since April 8, 2003 and as a Vice President of Provident Trust Company since December 10, 2002.

Shareholder Communication               MD&A-5                  February 4, 2005

    Name, Age,                                 Principal Occupation(s) and Directorships*
    ----------                                 ------------------------------------------
 Position with
 -------------
Fund and Term of
----------------
    Office
    ------

Jason Hadler            Mr. Hadler, CPA, is an Assistant Vice President at U.S. Bancorp Fund Services, LLC and provides fund administration duties for a select group of U.S. Bancorp mutual fund clients. In his capacity as a
29                      Compliance Administrator, Mr. Hadler handles daily client issues, performs 1940 Act, SEC and IRS compliance, prepares financial statements and board reports, coordinates the annual audit and meets SEC
Assistant               filing requirements on behalf of mutual fund clients. Prior to joining U.S. Bancorp in 2003, Mr. Hadler
Treasurer               worked at UMB Fund Services for five years, where he provided administrative services to several mutual
(2004 - Present)        fund families. Mr. Hadler has over seven years experience in the financial services industry, including public accounting and mutual fund accounting. Mr. Hadler is a member of the Wisconsin Institute of
                        Certified Public Accountants and received a Bachelor of Science degree in accounting from Marquette
                        University.

Brian Kirkpatrick,      Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and
33                      Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the
Vice President          investment management for an expanding base of discretionary management accounts, including the Fund,
(2000 - present)        for several years. Mr. Kirkpatrick is a Vice President of Bridges Investment Management, Inc. and a
                        Trust Assistant for Provident Trust Company.

Mary Ann Mason,         Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and Bridges
53                      Investment Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges
                        Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company,
Secretary               Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management,
(1987 - present)        Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris,           Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges
38                      Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been
Assistant               largely in the client accounting area. Mrs. Morris was elected Assistant Treasurer of the Fund in April,
Treasurer               1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a
(2000 - present)        Trust Assistant for Provident Trust Company.

Kathleen J.             Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986 and Bridges
Stranik, 61             Investment Management, Inc. since 1994. Mrs. Stranik has functioned as an executive assistant to both
                        Edson L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice
Assistant               President of Administration for Bridges Investment Counsel, Inc., an officer and director of Bridges
Secretary               Investor Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust
(1995 - present)        Company, and Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

Trinh Wu,               Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.
47                      since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and
Controller              accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to
(2001 - present)        U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October
                        16, 2001 meeting of the Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

    The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

    The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by sending an e-mail to fund@bridgesinv.com or by calling 1-800-939-8401.

Item 22(b) (7) (i)
------------------

    This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Fund during the most recently completed fiscal year. The investment performance for 2004, the most recently completed fiscal year, was a positive 8.36% total return with cash distributions reinvested in shares of capital stock in the Fund.

Shareholder Communication               MD&A-6                  February 4, 2005

    The relevant market conditions and the investment strategies pursued by the Fund's investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through five of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b) (7) (ii)
-------------------
    The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

    This line graph appears on page MD&A-7. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2004 is an integral part of the overall presentation concerning investment performance.

    The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-6.

    The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks have historically averaged between 70% to 90% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund. In 2004, the Fund's total return was moderately below that of the S & P's performance primarily due to an under-weighting in the stocks of energy companies, which significantly out-performed other stocks in 2004.

       AVERAGE ANNUAL TOTAL RETURN
       ---------------------------

1 Year                               8.36%
5 Years                             -5.15%
10 Years                             9.90%

    The Fund's past performance is not an indication of how the Fund will perform in the future. The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions
-----------

    1. The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

    2. The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

    3. The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

    4. All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

    5. Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Shareholder Communication               MD&A-7                  February 4, 2005

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRIDGES INVESTMENT FUND,
                    INC. AND THE STANDARD AND POORS 500 INDEX

    [CHART OF COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRIDGES
           INVESTMENT FUND, INC. AND THE STANDARD AND POORS 500 INDEX]

Year                                   BIF                              S&P 500
1994                               $10,000.00                         $10,000.00
1995                                13,093.17                          13,743.98
1996                                15,455.29                          16,892.06
1997                                18,903.92                          22,520.48
1998                                24,095.63                          28,943.35
1999                                33,469.58                          35,025.90
2000                                28,755.33                          31,835.30
2001                                23,323.58                          28,068.45
2002                                17,459.86                          21,879.97
2003                                23,716.14                          28,144.74
2004                                25,699.15                          31,198.25

                                   [END CHART]

    The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes
-------------------------

    In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, the Fund's management has decided not to present the comparisons to the more narrow indices than the Standard & Poor's 500 Composite Stock Index.

Shareholder Communication               MD&A-8                  February 4, 2005

Item 22(b) (7) (iii)
--------------------

    This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year -- 2004.

    The initiative to support the primary investment objective of long term capital growth is causing a reduction in the representation of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund's portfolio relative to the early and middle years of the 1990's. Further, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1999 to 2004 time frame. This change in the composition of the common stock portion of the portfolio has diminished investment income, although a reversal of the downtrend in net investment income was achieved in 2003 and 2004.

Item 22(d) (3)
--------------

    The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC's website at http://www.sec.gov or can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d) (4) & (5)
--------------------

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2004 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC's website at http://www.sec.gov.

Additional Disclosures
----------------------

    Information to Be Filed in N-CSR Report -- The Securities and Exchange
    ---------------------------------------
Commission requires specific certifications by the Fund's principal officers with every report on Form N-CSR. The Fund's Chairman, President and Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund's Form N-CSR. Form N-CSR includes certain additional items of information to be reported, including Item
2. Code of Ethics, Item 3. Audit Committee Financial Expert, Item 4. Principal Accountant Fees and Services, Item 6. Schedule of Investments, Item 9. Controls and Procedures, Item 10. Submission of Matters to Vote of Security Holders, Item
11. Controls and Procedures, and Item 12. Exhibits. The Fund's report on Form N-CSR is available, without charge, at the SEC's web site at http://sec.gov, and is also available, without charge, upon request to Mary Ann Mason at 1-800-939-8401.

    On January 13, 2004, the Board of Directors of the Fund approved an investment advisory contract (the new advisory agreement) to be entered into between the Fund and Bridges Investment Management, Inc. (BIM), and on February 24, 2004, the new advisory agreement with BIM was approved by the Fund shareholders. The terms of the new advisory agreement with BIM are substantially similar to the prior advisory agreement with BIC. The new advisory agreement with BIM was approved for the period from April 17, 2004, through April 17, 2005.

    Fund officers may also serve as officers of both Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc., and a full description of the positions held by Fund officers is included as Item 22(b)(5) above. Through an outsourcing agreement with Bridges Investment Counsel, Inc. (BIC), BIM provides office space, facilities, and equipment to the Fund.

    In the initial determination to enter into the new advisory agreement with BIM, the Fund Board was provided information concerning the relationships between BIC and BIM, and BIM provided the Fund Board of Directors information with respect to BIM's financial resources. In connection with the decision to recommend renewal of the BIM advisory agreement for the upcoming year, BIM provided the Fund Board of Directors with updated financial information concerning BIM including information showing (as of September 30, 2004) total assets of $2,080,238, no long-term debt, and total shareholders' equity of $1,658,547. BIM now represents a majority of the larger institutional client portfolios handled by the BIM, BIC or affiliated entities.

                                           Respectfully Submitted,

                                           /s/ Edson L. Bridges III
                                           Edson L. Bridges III
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                              Omaha, Nebraska 68114

                             Telephone  402-397-4700
                             Facsimile  402-397-8617

                                    DIRECTORS
                                    ---------

                              Edson L. Bridges II
                              Esdon L. Birdges III
                              N. P. Dodge, Jr.
                              John W. Estabrook
                              Jon D. Hoffmaster
                              John J. Koraleski
                              Gary L. Petersen
                              John T. Reed
                              Roy A. Smith
                              Janice D. Stoney
                              L. B. Thomas
                              John K. Wilson

                                    OFFICERS
                                    --------

            Edson L. Bridges II         Chairman
            Edson L. Bridges III        President and Chief Executive
                                          and Investment Officer
            Randall D. Greer            Vice President and
                                          Chief Compliance Officer
            Brian M. Kirkpatrick        Vice President
            Mary Ann Mason              Secretary
            Kathleen J. Stranik         Assistant Secretary
            Susan T. Bailey             Assistant Secretary
            Starr Frohlich              Assistant Secretary
            Nancy K. Dodge              Treasurer
            Linda J. Morris             Assistant Treasurer
            Jason Hadler                Assistant Treasurer
            Trinh Wu                    Controller

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                  ---------------------------------------------

                          Deloitte & Touche LLP
                          First National Tower
                          1601 Dodge Street, Suite 3100
                          Omaha, Nebraska 68102

    CORPORATE COUNSEL                         COUNSEL TO INDEPENDENT DIRECTORS
    -----------------                         --------------------------------
    Baird, Holm                               Koley, Jessen, P.C.
    Attorneys at Law                          Attorneys at Law
    1500 Woodmen Tower                        One Pacific Place, Suite 800
    Omaha, Nebraska 68102                     1125 South 103 Street
                                              Omaha, Nebraska 68124

    SPECIAL COUNSEL
    ---------------

    Ballard, Spahr, Andrews & Ingersoll, LLP
    1225 Seventeenth Street, Suite 2300
    Denver, Colorado 80202

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.
-----------------------

On October 7, 2003, the Fund's Board of Directors adopted a code of ethics under
Section 406 of Sarbanes-Oxley Act (the "Section 406 Code of Ethics"), which applies to the Fund's principal executive officer, principal financial officer, principal investment officer and principal accounting officer. During the period covered by this report, the Fund has not amended the Section 406 Code of Ethics or granted a waiver from any provision of the Section 406 Code of Ethics to any of its officers who are subject to such code. The Fund will provide copies of its Section 406 Code of Ethics to any person without charge upon written request at the office of the Fund, Attention: Mary Ann Mason, Secretary, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

In addition, since May 1, 1981, the Fund has had a more comprehensive code of ethics applying to all employees of the Fund and its investment adviser, and intended to comply with Rule 17j-1 under the Investment Company Act of 1940 (the "Rule 17 Code of Ethics"). The Rule 17 Code of Ethics has been amended and restated on several occasions to meet new conditions and regulatory requirements, with the most recent restated version adopted October 12, 1999. A major emphasis of the Rule 17 Code of Ethics is directed towards personal investment trading activities by employees of the investment adviser to the Fund, especially those persons who have access to decisions regarding the purchase and sale of securities by the Fund. The Fund's investment adviser has a compliance officer and a designated individual who monitor adherence by covered persons to the Rule 17 Code of Ethics for both the Fund and the investment adviser.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The Fund's Board of Directors has determined that the Fund has four "audit committee financial experts," each of whom is "independent," as each such term is defined in Item 3(b), Form N-CSR. The Fund's audit committee financial experts are Jon D. Hoffmaster, John J. Koraleski, John T. Reed and John Wilson.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The information required by this item is incorporated by reference from the Fund's definitive proxy statement, filed with the Securities and Exchange Commission on February 18, 2005.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

There have been no material changes to the procedures by which Fund shareholders may recommend nominees to the Fund's board of directors set forth in the Fund's 2005 definitive proxy statement, filed with the Securities and Exchange Commission on February 18, 2005.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

Background Description of Fund Controls and Procedures: In accordance with SEC
------------------------------------------------------
Rule 30a- 3(a) under the Investment Company Act of 1940 ("1940 Act"), the Fund maintains two separate categories of controls and procedures: (1) disclosure controls and procedures and (2) internal controls over financial reporting. This Item 11 of Form N-CSR is to disclose the conclusions of the Fund's certifying officers with respect to the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c)), designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is recorded, processed, summarized and reported in a timely fashion.

The Fund's investment manager has constituted a committee (the "N-CSR Committee"), comprised of internal staff members, including personnel who are responsible for maintaining or providing information for the Form N-CSR or Form N-Q. The members of the N-CSR Committee are to report to the certifying officers any changes in internal controls for financial statement information or changes in the procedures and practices for information which is used in the Fund shareholder reports and Fund SEC filings. The N-CSR Committee meets periodically to exchange information, evaluate and assess existing controls and procedures and formally update any reportable changes in Fund controls and procedures.

(a) Conclusions of Certifying Officers: The Fund's certifying officers, Chief
    ----------------------------------
Executive and Investment Officer and President Edson L. Bridges III, Treasurer Nancy K. Dodge, and Chairman of the Board Edson L. Bridges II, based on their evaluation as of a date within 90 days of the filing date of this Form N-CSR, including an evaluation of those matters set forth in Item 11(b) below, have concluded that the Fund's disclosure controls and procedures are effective. These conclusions were reached independently by each certifying officer after performing the evaluation required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b) Changes in the Fund's Internal Control over Financial Reporting: Through
    ---------------------------------------------------------------
September 30, 2004, there were no changes in the Fund's internal control that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Effective October 1, 2004, the Fund's investment manager, Bridges Investment Management, Inc. ("BIM") entered into certain administrative, accounting and related services which constitute changes to the Fund's financial reporting procedures. Effective October 1, 2004, BIM entered into a Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Fund Accounting Servicing Agreement, USBFS's duties include: (i) portfolio accounting services, (ii) expense accrual and payment services, (iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions. Under the Fund's Sub-Administration Servicing Agreement with BIM, USBFS's duties include blue sky preparation, filing and compliance and SEC document preparation, filing and compliance.

Pursuant to a Custody Agreement entered into with U.S. Bank National Association ("Custodian"), an affiliate of USBFS located in Cincinnati, Ohio, the Fund's securities portfolio and cash reserve assets were transferred to the Custodian, after the close of business on September 30, 2004. Under the Custody Agreement, the Custodian's duties include: (i) holding securities of the Fund in a separate account in the name of the Fund, (ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations.

On October 1, 2004, the Fund engaged Quasar Distributors, LLC ("Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, an affiliate of USBFS, to serve as the Fund's distributor in connection with the offering of the Fund's shares on a no-load basis. The Distributor will facilitate the cash settlements purchase and redemption transactions for the Fund through an electronic platform known as "Fund Serv." The Distributor will review financial reports issued by the Fund and prepare appropriate disclosures and legends required by mutual fund industry guidelines, NASD standards and SEC regulations.

On October 8, 2004, USBFS became the dividend disbursing and transfer agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, USBFS's duties include (i) issuance and redemption of Fund shares, including obtaining signature guarantees in accordance with requirements set forth in the Fund prospectus, (ii) making dividend and other distributions to the shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and other relating to its duties, (iv) maintaining shareholder accounts, (v) issuing Form 1099 information to Fund shareholders each year, and
(vi) compliance with Anti-Money Laundering and USA Patriot Act regulatory requirements. During the quarter ending December 31, 2004, the Fund's officers maintained the Fund's own review of accounting and transfer agent records to confirm the accuracy of such new arrangements.

Arrangements for these changes in responsibility were handled by transition teams established within BIM and specialists from USBFS. As part of the evaluation process established by the Fund for its internal controls and procedures, the certifying officers reviewed the transition of such services to USBFS and affiliates, pursuant to the agreements described above.

As a result of entering into the various agreements described above, to a significant degree the Fund's operating controls and procedures have been delegated to USBFS and its affiliates which are providing the accounting, administrative, distributor, and dividend and transfer agent services described. With respect to the services provided by USBFS and its affiliates, the Fund relies upon the controls and compliance procedures, policies, training and oversight established by USBFS and its affiliates' personnel. In response to these changes, BIM requested and received a certificate from the USBFS chief compliance officer certifying as to the system of compliance controls of USBFS, and confirmation of no known compliance events related to federal securities laws impacting the Fund for the quarter ending December 31, 2004.

(a) There have been changes in the accounting accrual methods used by the Fund for the accrual of certain Fund expenses as a result of the transition to USBFS for accounting services. These changes relate primarily to the differences in the timing of the accrual of expenses, and such changes are not expected by Fund management to materially affect total Fund expenses.
(b) The Fund began amortizing bond premiums and discounts during 2004 as a result of a recommendation of the fund's independent registered public accounting firm and in accordance with USBFS policies.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

    (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) Bridges Investment Fund, Inc.
                  ------------------------------------------------------------

     By (Signature and Title) /s/ Edson L. Bridges III
                             -------------------------------------------------
                                   Edson L. Bridges III, President, CEO, CIO

     Date 2/24/05
         --------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)* /s/ Edson L. Bridges II
                              --------------------------------------------------
                                   Edson L. Bridges II, Chairman of the Board

     Date 2/24/05
         --------

     By (Signature and Title)* /s/ Edson L. Bridges III
                              --------------------------------------------------
                                   Edson L. Bridges III, President, CEO, CIO

     Date 2/24/05
         --------

     By (Signature and Title)* /s/ Nancy K. Dodge
                              --------------------------------------------------
                                    Nancy K. Dodge, Treasurer

     Date 2/24/05
         --------

* Print the name and title of each signing officer under his or her signature.